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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------
                                    FORM 8-K
                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             -----------------------

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 3, 2005

                                 LSB CORPORATION
             (Exact name of registrant as specified in its charter)

       MASSACHUSETTS                 000-32955                    04-3557612
(State or other jurisdiction  (Commission File Number)         (I.R.S. Employer
     of incorporation)                                       Identification No.)

                         -------------------------------

                             30 MASSACHUSETTS AVENUE
                       NORTH ANDOVER, MASSACHUSETTS 01845
                                 (978) 725-7500
    (Address,including zip code, of registrant's principal executive offices and registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240 14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition.

      On May 3, 2005, the registrant announced, in a press release, the holding of its Annual Meeting of Stockholders. A copy of the press release issued by the registrant is herewith attached as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01.  Other Events

      Pursuant to regulation FD, the LSB Corporation's press release dated May 3, 2005, reporting its Annual Meeting of Stockholders is herewith attached as
Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(c)   Exhibits.

99.1  Press Release dated May 3, 2005.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


LSB CORPORATION


DATED:  May 3, 2005


By:     /s/ Paul A. Miller
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        Paul A. Miller
        President and Chief Executive Officer
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                                  EXHIBIT INDEX

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
                Exhibit No.    Description
                        99.1   Press Release dated May 3, 2005
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